SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                            SCHEDULE 14C INFORMATION

  Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check  the  appropriate  box:

[  ]  Preliminary  Information  Statement

[  ]  Confidential,  for  Use  of  the  Commission  Only  (as  permitted by Rule
      14c-5(d)(2))


[ X]  Definitive  Information  Statement

                       CARING PRODUCTS INTERNATIONAL, INC.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box)

[X ]  No  fee  required.

[  ]  Fee  computed  on  table  below  per Exchange Act Rules 14c-5(g) and 0-11.

1)Title  of  each  class  of  securities  to  which  transaction  applies:
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2)Aggregate  number  of  securities  to  which  transaction  applies:
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3)Per  unit  price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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4)Proposed  maximum  aggregate  value  of  transaction:
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5)Total  fee  paid:
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[  ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)Amount  Previously  Paid:
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2)Form,  Schedule  or  Registration  Statement  No.:
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3)Filing  Party:
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4)Date  Filed:
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

                               INFORMATION STATEMENT
                                       OF
                       CARING PRODUCTS INTERNATIONAL, INC.
                      2533 North Carson Street, Suite 5107
                            Carson City, Nevada 89706


 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is first being furnished on or about August 30, 2002 to the holders of record as of the close of business on August 28, 2002 of the common stock of Caring Products International, Inc. ("CPI").

     This Information Statement is being sent in compliance with Section 228(e) of the Delaware General Corporation Law.

     CPI's Board of Directors has approved, and the majority stockholder owning 15,500,000 shares of the 22,636,427 shares of common stock outstanding as of August 28, 2002 has consented in writing to, the action described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Delaware General Corporation Law and CPI's By-Laws to approve the action. Accordingly, the action will not be submitted to the other stockholders of CPI for a vote and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

                          ACTION BY BOARD OF DIRECTORS
                                       AND
                             CONSENTING STOCKHOLDER

GENERAL

     CPI will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. CPI will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of CPI's common stock.

     CPI will only deliver one information statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. CPI will promptly deliver a separate copy of this information statement and future shareholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future shareholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written or oral request to the following address:


               Caring  Products  International,  Inc.
               Attn:  John  Robinson
               2533  North  Carson  Street,  Suite  5107
               Carson  City,  Nevada  89706
               (775)  841-3246

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

     Security holders may also address future requests regarding delivery of information statements and/ or annual reports by contacting CPI at the address listed above.

INFORMATION  ON  CONSENTING  STOCKHOLDER

     Pursuant to CPI's Bylaws and the Delaware General Corporation Law, a vote by the holders of at least a majority of CPI's outstanding capital stock is required to effect the actions described herein. CPI's Certificate of Incorporation does not authorize cumulative voting. As of August 28, 2002, CPI had 22,636,427 voting shares of common stock issued and outstanding. The consenting stockholder is the record and beneficial owner of 15,500,000 shares, which represents approximately 68.5% of the issued and outstanding shares of common stock. Pursuant to Section 228 (a) of the Delaware General Corporation Law, the consenting stockholder voted in favor of the action described herein in a Joint Written Consent, dated as of August 28, 2002. No consideration was paid for the consent. The consenting stockholder's name, affiliation with CPI and beneficial holding is as follows:


      Name               Affiliation         Shares  Beneficially   Percentage
                                                    Held
------------------   -------------------     --------------------   ----------
John Robinson (1)     Chairman, Chief             15,500,000           68.5%
                      Executive Officer
------------------   -------------------     --------------------   ----------
Total                                             15,500,000           68.5%
------------------   -------------------     --------------------   ----------

     (1) Does not include 2,000,000 shares held by Mr. Robinson's spouse as separate property for which Mr. Robinson disclaims beneficial ownership.

INTEREST  OF  CERTAIN  PERSONS  IN  OR  OPPOSITION  TO  MATTERS TO BE ACTED UPON

None.

PROPOSALS  BY  SECURITY  HOLDERS

None

DISSENTERS'  RIGHT  OF  APPRAISAL

There  are  no  appraisal  rights  regarding  any  matter  to  be  acted  upon.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth information as of August 28, 2002 as to the number and percentage ownership of each person who is known to CPI to be the beneficial owner of more than 5% of CPI's outstanding common stock and of each executive officer and director of CPI and all officers and directors of CPI as a group. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed.


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

Name and address of beneficial owner       Number of shares of     Percentage of
                                       common stock beneficially    common stock
                                                 owned              beneficially
                                                                       owned
------------------------------------   -------------------------   -------------
5%  Stockholders:
------------------------------------    -------------------------   -------------
Gerald H. Wiener (1)                            2,000,000                8.8%
------------------------------------    -------------------------   -------------
Carolyn Robinson (2)                            2,000,000                8.8%
------------------------------------    -------------------------   -------------
Directors and Executive Officers:(3)
------------------------------------    -------------------------   -------------
John Robinson, Chairman, Chief Executive
Officer and Director (4)                       15,500,000               68.5%
------------------------------------    -------------------------   -------------
Julie Seaman, Treasurer, Secretary                500,000                2.2%
and Director
------------------------------------    -------------------------   -------------
Total  number  of  shares owned by             16,000,000               70.7%
directors and officers as a group
(2 persons)
------------------------------------    -------------------------   -------------

*Less  than  1%.

     (1) Mr. Wiener's address is: 11111 Santa Monica Blvd., Suite 850, Los Angeles, CA 90025.
     (2) Carolyn Robinson is the spouse of John Robinson. Her address is: c/o 2533 Carson Street, Carson City, Nevada 89706.
     (3) The address for each named director and officer is: 2533 Carson Street, Carson City, Nevada 89706.
     (4) Does not include the 2,000,000 shares held by Ms. Robinson as separate property for which Mr. Robinson disclaims beneficial ownership.


NOTICE  TO  STOCKHOLDERS  OF  ACTION  APPROVED  BY  CONSENTING  STOCKHOLDERS

     The following action was taken based upon the unanimous recommendation by CPI's Board of Directors and the written consent of the consenting stockholder pursuant to a Joint Written Consent, dated as of August 28, 2002:

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY

     On August 28, 2002, the Board and the consenting stockholder issued a resolution adopting and approving an amendment to CPI's Certificate of Incorporation to change the name of the company from "Caring Products International, Inc." to "US Global Aerospace, Inc." (the "Name Change"). It is the opinion of the Board and the consenting stockholder that the Name Change is desirable to more accurately reflect the nature of the business and operations of CPI subsequent to its May 17, 2002 share exchange with USDR Global Aerospace, Ltd. ("USDRGA") and the shareholders of USDRGA, pursuant to which USDRGA became CPI's wholly owned subsidiary and its sole operating business.

     USDRGA owns certain intellectual property rights and patents pending relating to a proprietary cockpit security door. The Guardian (TM) Anti-Ballistic Panel Cockpit Security Door was developed with the intent to comply with the requirement promulgated by the Federal Aviation Administration following the September 11th terrorist attacks that all commercial aircraft operating within the U.S. must install a reinforced cockpit door by April 9, 2003. The Guardian (TM) Door is made of a lightweight anti-ballistic panel

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


designed specifically for aerospace applications. Subject to its receipt of the necessary Supplemental Type Certificate from the FAA, USDRGA intends to market and sell the Guardian (TM) Door to the aerospace and defense industries. USDRGA is also devoting its efforts to the development of a wide range of applications and products based upon its proprietary nano-denier G-Lam (TM) ultra lightweight anti-ballistic material. USDRGA intends to market and sell such applications and products to the aerospace and defense industries upon their completion.

     CPI's stockholders will not be affected by the name change in any way, and CPI stockholders will not be required to exchange outstanding stock certificates for new certificates.

     The Name Change amendment will become effective upon the filing of the Amended Certificate of Incorporation. Under federal securities laws, CPI cannot file the Amended Certificate of Incorporation until at least 20 days after the mailing of this Information Statement.









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